EXHIBIT 10.1





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-12530 of Uniglobe.com Inc. on Form S-8 of our report dated February 8, 2002, appearing in the Annual Report on Form 20-F of Uniglobe.com Inc. for the year ended December 31, 2001.



/s/ Deloitte & Touche LLP

Chartered Accountants
Vancouver, Canada
June 24, 2002